Exchange Traded Funds
October 3, 2022
Thrivent Small-Mid Cap ESG ETF
NYSE Arca, Inc.: TSME
Summary Prospectus

This fund is different from traditional ETFs
Traditional ETFs tell the public what assets they hold each day. This fund will not. This may create additional risks for your investment. For example:
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You may have to pay more money to trade the fund’s shares. This fund will provide less information to traders, who tend to charge more for trades when they have less information.
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The price you pay to buy fund shares on an exchange may not match the value of the fund’s portfolio. The same is true when you sell shares. These price differences may be greater for this fund compared to other ETFs because it provides less information to traders.
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These additional risks may be even greater in bad or uncertain market conditions.
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The fund will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the fund. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio.
The differences between this fund and other ETFs may also have advantages. By keeping certain information about the fund secret, this fund may face less risk that other traders can predict or copy its investment strategy. This may improve the fund’s performance. If other traders are able to copy or predict the fund’s investment strategy, however, this may hurt the fund’s performance.
For additional information regarding the unique attributes and risks of the fund, see the later discussion on “Proxy Portfolio Risk,” “Authorized Participant Concentration Risk,” “Premium/Discount Risk” and “Trading Halt Risk” in the “Principal Risks” section of this Summary Prospectus.
This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at thriventETFs.com/prospectus. You can also get this information at no cost by calling 800-847-4836, sending an email request to contactus@thriventfunds.com, or contacting your financial intermediary. The Fund’s prospectus and statement of additional information, both dated October 3, 2022, as revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Thrivent Small-Mid Cap ESG ETF
TSME

Investment Objective
Thrivent Small-Mid Cap ESG ETF (the "Fund") seeks long-term capital growth. The Fund’s investment objective may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.65%
1
'Other Expenses' is an estimate based on the expenses the Fund expects to incur for its first full fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated (whether or not shares are sold or redeemed), and also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. It also does not include the transaction fees on purchases and redemptions of creation units (“Creation Units”), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be (based on estimated Fund expenses):
1 Year	3 Years
$66	$208
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations prior to the date of this prospectus, the Fund's portfolio turnover rate for the most recent fiscal year end is not yet available.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and mid-sized companies that are listed or traded on a national securities exchange and that Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), the Fund’s investment adviser, believes have sustainable long-term business models and demonstrated commitment to ESG policies, practices or outcomes, as described below.
Under normal market conditions, the Fund will invest primarily in companies that have market capitalizations within the range of those companies included in widely known small and mid-cap indices, such as the Russell 2500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, or the small- to mid-sized company market capitalization classifications published by Morningstar. The Fund defines small- to mid-cap companies as those with market capitalizations at or below the market capitalization of the largest company represented in either or both of the Russell 2500 Index (approximately $20.2 billion as of August 31, 2022) or the S&P MidCap 400 Index (approximately $17.7 billion as of August 31, 2022). Identifying such small- to mid-cap companies is the first step in the Adviser’s investment process. Should the Adviser change reference groups used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The second step in the Adviser’s investment process is to identify companies that have sustainable long-term business models for the benefit of all primary stakeholders while driving financial success and risk management. The Adviser generally looks for small- to mid-sized companies that, in its opinion, have strong growth prospects, are in an industry with a positive economic outlook, have high-quality management, and/or have a strong financial position. The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements.
In determining whether a company has a sustainable long-term business model and a demonstrated commitment to ESG policies, practices or outcomes, the Adviser will consider a wide variety of factors depending on the issuer and its business, including the following:
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Environmental factors – impact on climate change, natural resources, and waste management
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Social factors – labor practices, supply chain management, workplace equality, diversity and inclusion, and supplier and vendor relationships
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Governance factors – corporate governance practices, business ethics, board composition, executive compensation, management incentives
In making an assessment of the sustainability of a company’s long-term business model and its commitment to ESG policies, practices or outcomes, the Adviser may rely on, among other things, information provided by third-party vendors or the relevant companies, as well as various indicators, scores and other metrics provided by third-party data sources or the Adviser’s own analysis. The Adviser may utilize different third-party vendors at different times and certain factors may be given more or less weight than others. Except as described below, lower rated indicators, scores and other metrics in any particular area will not necessarily exclude a company as an eligible investment.
The ESG factors considered by the Adviser and their relative weights may evolve over time and may differ from issuer to issuer. The determinations and conclusions regarding ESG factors made by the Adviser may differ from those made by others, including other investment advisers. While the Adviser may determine how much weight to give to specific ESG factors, the Adviser will not have a specific area of focus or factor that it systematically emphasizes over others. However, the Fund will not invest in securities of a company that, at the time of purchase, is rated CCC by MSCI ESG Research LLC (“MSCI”). In addition, the Fund will not invest in a company rated B by MSCI except where the Adviser believes that the company has a sustainable long-term business model and a demonstrated commitment to its ESG policies, practices or outcomes (or improving such policies, practices or outcomes) based on a consideration of the factors described above. MSCI rates the ESG characteristics of companies on a scale of “CCC” (lowest) to “AAA” (highest). MSCI determines the ESG ratings by evaluating the company's risks and opportunities and using a sector-specific ESG Key Issues (“Key Issues”) (e.g., carbon emissions) selection and weighting model. Each company is scored on a scale of 0 to 10, with 10 being the most desirable, for each applicable Key Issue before being assigned an overall ESG rating based on average Key Issue score. ESG ratings are calculated in comparison to a company's sector peers, and companies in certain sectors may have lower average ESG ratings.
The Fund is not required to dispose of any holding that MSCI downgrades to a rating of CCC or B after the Fund purchases it. However, under normal circumstances, the Adviser will dispose of any investment that is downgraded by MSCI to CCC in a manner and time period that it believes is in the Fund’s best interest (including in light of the reason for the downgrade). In addition, the Adviser will re-evaluate whether it remains in the Fund’s best interest to retain an investment in an issuer that MSCI downgrades to B, including in light of the reason for the downgrade. See the section entitled “More About ESG Investing” in the Fund’s prospectus for additional information regarding the Fund’s approach to ESG investing and MSCI’s rating methodologies.
The Fund is an actively managed exchange-traded fund (“ETF”) that operates pursuant to an exemptive order (the “Order) from the Securities and Exchange Commission (the “SEC”) and does not publicly disclose its complete portfolio holdings each business date. Instead, the Fund discloses a “Proxy Portfolio,” which is different from the Fund’s actual portfolio holdings (“Actual Portfolio”). The Proxy Portfolio and certain related information about the Actual Portfolio are disclosed in order to keep the market price of the Fund’s shares trading at or close to the net asset value (“NAV") of the Fund’s shares. The Proxy Portfolio is a basket of cash and securities that is designed to closely track the daily performance of the Fund’s Actual Portfolio. It will include some, but not all, of the Fund’s actual holdings and will include only certain securities that trade on a national securities exchange contemporaneously with the Fund’s shares.
The Fund will not require a minimum overlap of holdings between the Proxy Portfolio and the Actual Portfolio. Market participants may attempt to use the Proxy Portfolio to identify the Fund’s trading strategy, which could result in market participants engaging in predatory trading practices that could harm the Fund and its shareholders. The Fund is actively managed and does not track an index. The Fund is limited by the Order in the types of securities in which it can invest, which may limit the Fund’s ability to implement its investment strategies.
Principal Risks
The Fund is subject to the following principal investment risks, which you should review carefully and in entirety. The Fund may not achieve its investment objective and you could lose money by investing in the Fund.
Proxy Portfolio Risk. Unlike traditional ETFs that disclose their portfolio holdings on a daily basis, the Fund does not disclose its holdings daily, rather it discloses a Proxy Portfolio. The goal of the Proxy Portfolio, during all market conditions, is to track closely the daily performance of the Actual Portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day. The Proxy Portfolio is intended to provide Authorized Participants (which are members or participants of a clearing agency registered with the SEC, which have a written agreement with the Fund that allows them to place orders for the purchase and redemption of Creation Units) and other market participants with enough information to support an effective arbitrage mechanism that keeps the market price of the Fund at or close to the underlying NAV per share of the Fund. The Adviser has licensed from a third party the right to use a model that will determine the Proxy Portfolio. The Fund’s ability to operate as described herein depends on the quality of that model and the timely and accurate determination of the Proxy Portfolio each day. The Proxy Portfolio methodology is novel, has only been in use for a limited period of time, and is not yet proven as an effective arbitrage mechanism. There can be no assurance that the Proxy Portfolio will function as expected or that it will support an effective arbitrage mechanism, especially under difficult or stressed market conditions, and there can be no assurance that the intellectual property necessary to utilize the Proxy Portfolio will remain available to the Fund. The effectiveness of the Proxy Portfolio as an arbitrage mechanism is contingent upon, among other things, the Proxy Portfolio performing in a manner substantially identical to the performance of the Actual Portfolio and the willingness of Authorized Participants and other market participants to trade based on a Proxy Portfolio. There is no guarantee that this arbitrage mechanism will operate as intended or with the intended effects. The Fund may not function as intended and the market price of its shares may be adversely affected if the licensor of the methodology used to determine the Proxy Portfolio fails to continue to make the intellectual property used to determine the Proxy Portfolio available for use by the Fund. Further, while the Proxy Portfolio may include some of the Fund’s holdings, it is not the Fund’s Actual Portfolio. ETFs trading on the basis of a published Proxy Portfolio may exhibit wider premiums and discounts, bid/ask spreads, and tracking error than other ETFs using the same investment strategies that publish their portfolios on a daily basis, especially during periods of market disruption or volatility. Therefore, shares of the Fund may cost investors more to trade than shares of a traditional ETF. There is also a possibility of additional expenses related to operating the Proxy Portfolio.
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Each day the Fund calculates the overlap between the holdings of the prior Business Day’s Proxy Portfolio compared to the Actual Portfolio that formed the basis for the Fund’s calculation of NAV at the end of the prior Business Day (“Proxy Overlap”) and the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio (“Tracking Error”). If the Tracking Error becomes large, there is a risk that the performance of the Proxy Portfolio may deviate from the performance of the Actual Portfolio.
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The Fund’s Board of Trustees (the “Board”) monitors its Tracking Error, bid/ask spread and premiums/discounts. If deviations become too large, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information for further discussion of the Board’s monitoring responsibilities.
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Although the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Proxy Portfolio and any related disclosures have been designed to minimize the risk of predatory trading practices, but they may not be successful in doing so.
Premium/Discount Risk. Publication of the Proxy Portfolio is not the same level of transparency as the publication of the Actual Portfolio by a fully transparent ETF. Although the Proxy Portfolio is intended to provide Authorized Participants and other market participants with enough information to allow for an effective arbitrage mechanism that is intended to keep the market price of the Fund at or close to the underlying NAV per share of the Fund, there is a risk (which may increase during periods of market disruption or volatility) that the market price of the Fund’s shares will vary significantly from the NAV per share of the Fund. This means the price paid to buy shares on an exchange may not match the value of the Fund’s portfolio. The same is true when shares are sold.
Equity Security Risk. Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities are generally more volatile than most debt securities.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness, public health threats, war, terrorism, natural disasters or similar events.
ESG Investment Selection Risk. Because the Fund considers whether a company has a sustainable long-term business model and a demonstrated commitment to ESG policies, practices or outcomes in addition to other considerations when selecting securities, its portfolio may perform differently than funds that do not consider those issues. The Fund’s incorporation of ESG considerations in the investment process may exclude securities of certain issues for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not screen ESG attributes. Additionally, the criteria used to select companies for investment may result in the Fund investing in securities, industries or sectors that underperform the market as a whole. Selecting for sustainable long-term business models and ESG policies, practices or outcomes may prioritize long-term rather than short-term returns. Furthermore, when screening for these considerations, the portfolio management team may utilize information published by third-party sources and as a result there is a risk that this information might be incorrect, incomplete, inconsistent or incomparable, which could cause the Adviser to incorrectly assess a company’s business model or practices. In addition, there may be limited or no information available to the Adviser regarding the ESG policies, practices, outcomes or ratings of companies representing a substantial portion of the Fund’s investment universe. Any limits on the information or ratings available for an issuer may increase the risk that the Adviser will not be successful in its attempt to identify securities of companies with sustainable long-term business models and a demonstrated commitment to ESG policies, practices or outcomes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as authorized participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced during periods of market volatility or market disruptions. The fact that the Fund is offering a novel and unique structure may result in a fewer number of entities willing to act as authorized participants, particularly during times of market volatility.
Trading Halt Risk. If securities representing 10% or more of the Fund’s Actual Portfolio do not have readily available market quotations, the Fund will promptly request that the listing exchange halt trading in the Fund’s shares which means that investors would not be able to trade their shares. Trading halts may have a greater impact on the Fund compared to other ETFs due to the Fund’s semi-transparent structure. If the trading of a security held in the Fund’s Actual Portfolio is halted, or otherwise does not have readily available market quotations, and the Adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, or otherwise determines it is in the best interest of the Fund, the Adviser will promptly disclose on the Fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio.
Tracking Error Risk. Although the Proxy Portfolio is designed to reflect the economic exposure and risk characteristics of the Fund’s Actual Portfolio on any given trading day, there is a risk that the performance of the Proxy Portfolio will diverge from the performance of the Actual Portfolio, potentially materially.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Health Crisis Risk. The global pandemic outbreak of COVID-19 has resulted in substantial market volatility and global business disruption. The ongoing COVID-19 outbreak and future pandemics could affect the global economy and markets in ways that cannot be foreseen and may exacerbate other types of risks. The full impact of the COVID-19 pandemic and future pandemics cannot accurately be predicted and may negatively impact the value of the Fund’s investments.
Market Trading Risk. Although Fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for Fund shares will develop or be maintained or that any listing will be maintained. If an active market or a listing is not maintained, investors may find it difficult to buy or sell Fund shares.
New and Smaller Sized Fund Risk. The Fund is relatively new and has a limited operating history for investors to evaluate and may not be successful in implementing its investment strategies. The Fund may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid/ask spreads.
Performance
The Fund will measure its performance compared to the S&P MidCap 400® ESG Index and the Russell 2500 Index. The S&P MidCap 400® ESG Index is a broad-based, market-cap-weighted index that is designed to measure the performance of securities meeting sustainability criteria, while maintaining similar overall industry group weights as the S&P MidCap 400. The Russell 2500 Index is a broad-based, market-cap-weighted index that is designed to measure the performance of mid- and small-capitalization U.S. equities.
No performance information for the Fund is provided because it had not commenced operations prior to the date of this prospectus and does not yet have a full calendar year of performance history. Call 800-847-4836 or visit thriventETFs.com for performance results current to the most recent month-end.
How the Fund has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Matthew D. Finn, CFA and Charles R. Miller, CFA are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Finn has served as lead portfolio manager for the Fund since the Fund's inception. Mr. Miller has served as the associate portfolio manager of the Fund since the Fund's inception. Mr. Finn has been a portfolio manager at Thrivent Financial since 2004, when he joined Thrivent Financial. Mr. Miller has been with Thrivent Financial since 2013.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at its NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Individual shares of the Fund may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than

NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at thriventETFs.com.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

32097A N10-22